SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under Rule 14a-12

MindArrow Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MindArrow Systems, Inc.
2120 Main Street, Suite 200
Huntington Beach, California 92648

Dear Fellow Stockholder:

         We are enclosing a Notice of Adjourned Special Meeting of Stockholders of MindArrow Systems, Inc. (the “Company”) announcing that the Special Meeting of Stockholders of the Company, originally called for August 1, 2002, was adjourned and will be reconvened on Monday, August 12, 2002, at 10:00 a.m., at the offices of the Company, located at 2120 Main Street, Suite 200, Huntington Beach, California 92648.

         The Special Meeting was originally called for August 1, 2002 for the following purposes:

•	To approve an amendment to our 2000 Stock Incentive Plan to increase, by 3,500,000 shares, the number of shares available for issuance under the plan.

•	To approve the sale of an additional 5,600,000 shares of Common Stock at $0.40 per share and warrants to purchase up to 4,400,000 shares of Common Stock, pursuant to a Securities Purchase Agreement dated as of June 12, 2002 (the “Purchase Agreement”) between the Company and a group of investors (the “Purchasers”) led by East-West Capital Associates, Inc. and its affiliate (“EWCA”). The Company has already completed the “Initial Closing” of stock and warrants under the Purchase Agreement, and we are now seeking approval to conduct additional closings under the Purchase Agreement.

         The Special Meeting was adjourned on August 1 because the Company made some modifications to the terms of the Purchase Agreement with EWCA on July 29, 2002. These modifications are described in the attached Proxy Supplement. We adjourned the Special Meeting in order to allow our stockholders to evaluate the new information.

         Any stockholder who has previously given a proxy for the Special Meeting has the power to revoke such proxy at any time prior to the time exercise thereof at the Reconvened Special Meeting by giving timely submission of written notice of such revocation or by submission of a duly executed proxy (a form of which is enclosed herewith) bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the Reconvened Special Meeting, he may elect to revoke his proxy and vote his shares personally. A BLUE PROXY CARD is included with this Proxy Supplement in order to for this purpose. IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY FOR THE SPECIAL MEETING AND YOU DO NOT WISH TO CHANGE YOUR VOTE AT THE RECONVENED SPECIAL MEETING, YOU NEED NOT TAKE ANY FURTHER ACTION. Valid proxies will be voted at the Reconvened Special Meeting and at any adjournment or adjournments thereof in the manner specified therein.

         YOUR BOARD OF DIRECTORS CONTINUES TO RECOMMEND THAT YOU VOTE FOR EACH OF THESE PROPOSALS.

         If you have not already returned a proxy card relating to the Special Meeting, please vote as soon as possible by returning the enclosed BLUE PROXY CARD. Your vote is important, and voting by written proxy will ensure your representation at the Special Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted. The Proxy Supplement will be mailed on or about August 2, 2002 to all stockholders entitled to vote at the Special Meeting.

         Thank you for your continued support.

Cordially,

/s/ Robert I. Webber

Robert I. Webber President and Chief Executive Officer

MINDARROW SYSTEMS, INC.

Notice of Adjourned Special Meeting of Stockholders
To Be Reconvened on August 12, 2002

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of MindArrow Systems, Inc., a Delaware corporation (the “Company”), scheduled for Thursday, August 1, 2002, was adjourned and will be reconvened on Monday, August 12, 2002 at 10:00 a.m. at the offices of the Company located at 2120 Main Street, Suite 200, Huntington Beach, California 92648, for the following purposes:

1.	To approve an amendment to the Company’s 2000 Stock Incentive Plan to increase by 3,500,000 shares the number of shares available for issuance under the plan.

2.	To approve the sale of an additional 5,600,000 shares of Common Stock at $0.40 per share and warrants to purchase up to 4,400,000 shares of Common Stock pursuant to a Securities Purchase Agreement dated as of June 12, 2002 (the “Purchase Agreement”) between the Company and a group of investors (the “Purchasers”) led by East-West Capital Associates, Inc., and its affiliate (collectively, “EWCA”). The Company has already completed the “Initial Closing” of stock and warrants under the Purchase Agreement, and we are now seeking approval to conduct additional closings under the Purchase Agreement.

     The Special Meeting has been delayed to provide sufficient time for the dissemination of the following supplement to the Company’s Proxy Statement dated July 11, 2002. The record date for the Reconvened Special Meeting has not changed. Therefore, only stockholders of record at the close of business on June 21, 2002 are entitled to receive notice of and to vote at the Reconvened Special Meeting or at any adjournment thereof.

     RIGHT TO REVOKE PROXY. Any stockholder who has previously given a proxy for the Special Meeting relating to the Proxy Statement dated July 11, 2002 has the power to revoke such proxy at any time prior to the exercise thereof at the Reconvened Special Meeting by giving timely submission of written notice of such revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the Reconvened Special Meeting, he may elect to revoke his proxy and vote his shares personally. A BLUE PROXY CARD is included with this Proxy Supplement in order to for this purpose. IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY FOR THE SPECIAL MEETING AND YOU DO NOT WISH TO CHANGE YOUR VOTE AT THE RECONVENED SPECIAL MEETING, YOU NEED NOT TAKE ANY FURTHER ACTION. Valid proxies will be voted at the Reconvened Special Meeting and at any adjournment or adjournments thereof in the manner specified therein.

     All stockholders are cordially invited to attend the Reconvened Special Meeting in person. However, to assure your representation at the Reconvened Special Meeting, if you have not already returned a proxy card, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the Reconvened Special Meeting may vote in person even if he previously returned a proxy.

By Order of the Board of Directors,

/s/ Michael R. Friedl

Michael R. Friedl Chief Financial Officer, Treasurer & Corporate Secretary

Huntington Beach, California August 2, 2002

MINDARROW SYSTEMS, INC.

2120 Main Street, Suite 200
Huntington Beach, California 92648
(714) 536-6200

PROXY STATEMENT SUPPLEMENT

         As previously disclosed in our Proxy Statement dated July 11, 2002, on June 12, 2002 MindArrow Systems, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) and Investors’ Rights Agreement (“IRA”) with a group of investors (the “Purchasers”) led by East-West Capital Associates, Inc., a private venture capital fund (“EWCA”), and its affiliate, East-West Venture Group, LLC (“EWVG”) (collectively, “East-West”). Under the Purchase Agreement, the Company agreed to sell to the Purchasers, in a private placement to be conducted in two separate closings, an aggregate of 7,500,000 shares of our Common Stock at $0.40 per share and warrants consisting of an Advisory Warrant for 1,500,000 shares, a Consulting Warrant for 6,000,000 shares, Re-Set Warrants for 1,875,000 shares and an Exclusivity Warrant for 1,500,000 shares. We also received the right to sell to East-West, upon the demand of MindArrow, up to an additional 2,500,000 shares of Common Stock at $0.40 per share (the “Demand Securities”) plus additional Re-Set Warrants for up to 625,000 shares of Common Stock.

         On July 29, 2002, the Company entered into an amendment (the “Amendment”) to the Purchase Agreement and the IRA. The Amendment modified certain of the Purchasers’ and the Company’s rights and obligations under the Purchase Agreement and IRA, among other things. The material terms of the Amendment are summarized below. Capitalized terms that are used but not defined in this Proxy Statement Supplement are defined in our original Proxy Statement dated July 11, 2002.

•	The Second Closing, under which EWCA or its assignee will invest $1,240,000 in the Company, will occur in two separate closings, (a) a closing for $700,000 to occur no later than the third business day after the affirmative vote at the Reconvened Special Meeting (or any adjournments thereof) of the issuance of common stock and warrants in the Second Closing, and (b) a closing for the remaining $540,000 to occur no later than forty-five (45) days thereafter.

•	The timing of East-West’s commitment to purchase the Demand Securities has been changed to the later of: (i) 30 days after receipt of a demand from the Company by EWCA or (ii) sixty (60) days after the earlier of the closing of the Company’s proposed merger with Category 5 Technologies, Inc. or the date such agreement is terminated pursuant to its provisions.

•	The period during which the Company may issue a demand for East-West to purchase the Demand Securities has been extended from the 90-day period following June 12, 2002 (the date of the Initial Closing) to the nine-month period following the closing of the proposed merger with Category 5 Technologies.

•	The warrants that were granted or are to be granted to East-West and the Purchasers in connection with the financing, consisting of the Exclusivity Warrant, Advisory Warrant, Consulting Warrant and Re-Set Warrants, were re-allocated so that they would be issued pro rata to the Purchasers and East-West, as applicable, when and if the full $4 million in financing (including the Demand Securities) is completed. Previously, all of the Exclusivity Warrants, Advisory Warrants and Consulting Warrants would be issued in full upon the

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Second Closing, and the purchasers of the Demand Securities were only entitled to receive Re-Set Warrants. Under the Amendment, for each share of Demand Securities purchased, the Company will now issue a total of 0.15 Advisory Warrants, 0.6 Consulting Warrants, 0.25 Re-Set Warrants and 0.15 Exclusivity Warrants. East-West agreed to return to the Company sufficient numbers of Exclusivity Warrants, Advisory Warrants and Consulting Warrants to provide for these issuances, so that under the new arrangement the aggregate number of warrants to be issued by the Company in the financing would remain unchanged.

•	Certain terms of the Investors’ Rights Agreement were amended as follows: (i) the obligation of the Company to obtain prior approval of EWCA before the Company can take certain corporate actions was delayed until the Second Closing occurs, and was also reduced in scope so that the only events requiring prior approval of EWCA would be the sale or merger of the Company, transactions with affiliates, payment of cash dividends, change in the size of the Board and liquidation or dissolution of the Company; (ii) the right of EWCA to appoint or nominate a second Board member was delayed until the Second Closing occurs (EWCA has already appointed one member of our Board effective June 12, 2002); and (iii) the IRA will now terminate 24 months after the effectiveness of a registration statement covering the shares sold in the financing to the Purchasers and the shares underlying Warrants issued to the Purchasers.

•	The Re-Set Warrants already issued to Purchasers, or to be issued to Purchasers in connection with the financing, were amended so that the time period during which the re-set feature will be measured will be the one year period following the Second Closing. Previously this period begins to run immediately after issuance of the Re-Set Warrants. Under the re-set feature, the Re-Set Warrants only vest if the closing price of our common stock averages, for a period of 20 consecutive trading days, less than $0.40 per share, and the exercise price of the warrants would be set at 60% of the average closing price of our common stock during such 20 trading day period.

•	East-West agreed to vote its shares of common stock in favor of the Company’s pending merger with Category 5 Technologies, Inc., provided that the merger occurs on substantially the same terms and conditions that are presently contemplated.

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INCORPORATION BY REFERENCE

         The foregoing summary of the Amendment is qualified in its entirety by the full text of such agreement, a copy of which has been filed with the Securities and Exchange Commission as an exhibit to the Company’s Current Report on Form 8-K/A filed on August 2, 2002, which is incorporated by reference herein. In addition, the full text of the Purchase Agreement, Investors’ Rights Agreement, Registration Rights Agreement, Advisory Warrant, Consulting Warrant and Re-Set Warrants have been filed with the Securities and Exchange Commission as exhibits to the Company’s Current Report on Form 8-K filed on June 25, 2002, which is also incorporated by reference herein. The Current Report on Form 8-K and Form 8-K/A, and exhibits thereto, can be reviewed on the Securities and Exchange Commission’s Web site at http://www.sec.gov. A copy of the Current Report on Form 8-K and Form 8-K/A and exhibits may also be obtained by contacting Michael R. Friedl, the Company’s Chief Financial Officer and Corporate Secretary, at 2120 Main Street, Suite 200, Huntington Beach, California 92648 (telephone number (714) 536-6200, ext. 215).

OTHER MATTERS

         The Company knows of no other matters to be submitted to the stockholders at the Special Meeting. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

         A representative of Grant Thornton LLP, the Company’s principal independent accountants, will be available by telephone at the Special Meeting, will be given the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Dated: August 2, 2002

By Order of the Board of Directors,

/s/ Michael R. Friedl

Michael R. Friedl Chief Financial Officer, Treasurer & Corporate Secretary

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REVOCABLE PROXY FOR COMMON STOCK
MINDARROW SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY
FOR ADJOURNED SPECIAL MEETING OF STOCKHOLDERS TO BE
RECONVENED ON AUGUST 12, 2002

         The undersigned stockholder(s) of MindArrow Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated July 11, 2002, and the Notice of Adjourned Special Meeting of Stockholders to be reconvened on August 12, 2002 and the Proxy Statement Supplement, each dated August 2, 2002, and hereby appoints Robert I. Webber and Michael R. Friedl, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Reconvened Special Meeting of Stockholders of MindArrow Systems, Inc., to be held on August 12, 2002, at 10:00 a.m., local time, at MindArrow’s principal executive offices located at 2120 Main Street, Suite 200, Huntington Beach, California 92648 and at any adjournment(s) thereof, on all matters coming before said meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

- DETACH PROXY CARD HERE -

MINDARROW SYSTEMS, INC.

Board of Directors recommends a vote FOR Proposals 1 – 2.

1.     Approval of an amendment to the Company’s 2000 Stock Incentive Plan to increase the number of shares available for issuance under the plan from two million (2,000,000) to five million five hundred thousand (5,500,000).

FOR	AGAINST	ABSTAIN

2.     To approve the sale of an additional 5,600,000 shares of Common Stock at $0.40 per share and warrants to purchase up to 4,400,000 shares of Common Stock pursuant to a Securities Purchase Agreement dated as of June 12, 2002 (the “Purchase Agreement”) between the Company and a group of investors led by East-West Venture Group, LLC and its affiliate. The Company has already completed the “Initial Closing” of stock and warrants under the Purchase Agreement, and we are now seeking approval to conduct additional closings under the Purchase Agreement.

FOR	AGAINST	ABSTAIN

3.     In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-2.

ADDRESS LABEL
THIS SPACE MUST BE LEFT BLANK

(This proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If signing in any other capacity, please indicate your full title.)

Dated:	,2002

Signature

Signature

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please Detach Here

You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope